Exhibit 21
Subsidiaries of Encore Capital Group, Inc.

Name	Jurisdiction of Incorporation or Formation
ACF Medical Services, Inc.	Virginia
Alliance Factoring Pty Limited	Australia
Alliance Group Holdings General Custodian Company Pty Limited	Australia
Apex Collections Limited	United Kingdom
Apex Credit Management Holdings Limited	United Kingdom
Apex Credit Management Limited	United Kingdom
Ascension Capital Group, Inc.	Delaware
Asset Acceptance Capital Corp.	Delaware
Asset Acceptance Recovery Services, LLC	Delaware
Asset Acceptance Solutions Group, LLC	Delaware
Asset Acceptance, LLC	Delaware
Atlantic Credit & Finance Special Finance Unit III, LLC	Virginia
Atlantic Credit & Finance Special Finance Unit, LLC	Virginia
Atlantic Credit & Finance, Inc.	Virginia
Backoffice BPO Pty Ltd	Australia
Baycorp (Aust) Pty Limited	Australia
Baycorp (NZ) Limited	New Zealand
Baycorp (WA) Pty Limited	Australia
Baycorp Collection Services (Aust) Pty Limited	Australia
Baycorp Collection Services Pty Limited	Australia
Baycorp Collections PDL (Australia) Pty Limited	Australia
Baycorp Document Services Pty Limited	Australia
Baycorp Finance (Aust) Pty Limited	Australia
Baycorp Group Finance Pty Limited	Australia
Baycorp Holdings (NZ) Limited	New Zealand
Baycorp Holdings Pty Limited	Australia
Baycorp International (Philippines Branch)	Philippines
Baycorp International Pty Limited	Australia
Baycorp Legal Pty Limited	Australia
Baycorp PDL (NZ) Limited	New Zealand
Bayfront Investment LLC	Delaware
BC Holdings I PTY LTD	Australia
BC Holdings II PTY LTD	Australia
Bedford S.A.S.	Colombia
Black Tip Capital Holdings Limited	United Kingdom
Cabot (Group Holdings) Limited	United Kingdom
Cabot Asset Purchases (Ireland) Limited	Ireland
Cabot Credit Management Group Limited	United Kingdom
Cabot Credit Management Limited	United Kingdom
Cabot Financial (Europe) Limited	United Kingdom
Cabot Financial (International) Limited	United Kingdom
Cabot Financial (Ireland) Limited	Ireland
Cabot Financial (Luxembourg) II S.A.	Luxembourg
Cabot Financial (Luxembourg) S.A.	Luxembourg

Name	Jurisdiction of Incorporation or Formation
Cabot Financial (Marlin) Limited	United Kingdom
Cabot Financial (Treasury) Ireland Limited	Republic of Ireland
Cabot Financial (UK) Limited	United Kingdom
Cabot Financial Debt Recovery Services Limited	United Kingdom
Cabot Financial Holdings Group Limited	United Kingdom
Cabot Financial Limited	United Kingdom
Cabot Financial Portfolios Limited	United Kingdom
Cabot Holdings S.a.r.L	Luxembourg
Cabot Securitisation (Europe) Limited	Ireland
Cabot Services (Europe) S.A.S	France
Cabot Spain S.L.	Spain
Carat UK Holdco Limited	United Kingdom
Carat UK Midco Limited	United Kingdom
Cuentas En Participacion	Colombia
Credit Provider Services PTY Limited	Australia
Desert Tree Capital LLC	Delaware
Dessetec Desarrollo De Sistemas, S.A. DE C.V.	Mexico
Encore Asset Reconstruction Company Private Ltd.	India
Encore Australia Holdings I PTY LTD	Australia
Encore Australia Holdings II PTY LTD	Australia
Encore Capital Group Singapore Pte. Ltd.	Singapore
Encore Europe Holdings S.a.r.L	Luxembourg
Encore Holdings Luxembourg S.a.r.L	Luxembourg
Encore Luxembourg Brazil S.a.r.L	Luxembourg
Encore Luxembourg India S.a.r.L	Luxembourg
Encore Luxembourg Mexico S.a.r.L	Luxembourg
Encore Mexico Nominee LLC	Delaware
Encore Real Estate Group	Delaware
Encoremex Holdings, S. de R.L. de C.V	Mexico
Encoremex S.A.de C.V.	Mexico
Fideiconmiso PA Refinancia	Colombia
Fideiconmiso PA Refinancia NPL	Colombia
Financial Investigations and Recoveries (Europe) Ltd.	United Kingdom
Fireside Funding LLC	Delaware
GC Encore Euro S.a.r.L	Luxembourg
GC Encore GBP S.a.r.L	Luxembourg
GEFO Nominee U.K Ltd.	United Kingdom
Gesif SAU	Spain
Global Security Refinancia Management	Cayman Islands
Green Box Asset Management, S.L.	Spain
Green Meadow Financial LLC	Delaware
Grove Capital Management Espana S.L.	Spain
Grove Capital Management Limited	United Kingdom
Grove Europe S.a.r.L.	Luxembourg
Grove Holdings	Cayman Islands
Grove Performance Management Limited	United Kingdom
Grove Services International Ltd.	Jersey
Hillesden Securities Limited	United Kingdom

Name	Jurisdiction of Incorporation or Formation
Heptus 229. gmbH	Germany
Janus Holdings Luxembourg S.a.r.L	Luxembourg
Legal Recovery Solutions, LLC	Delaware
Lucania Gestion, S.L	Spain
Lucania Software, S.L.	Spain
Macrocom (948) Limited	United Kingdom
Malwyn Pty Ltd	Australia
Marlin Capital Europe Limited	United Kingdom
Marlin Europe I Limited	United Kingdom
Marlin Europe II Limited	United Kingdom
Marlin Europe IV Limited	United Kingdom
Marlin Europe V Limited	United Kingdom
Marlin Europe VI Limited	United Kingdom
Marlin Europe IX Limited	United Kingdom
Marlin Europe X Limited	United Kingdom
Marlin Financial Group Limited	United Kingdom
Marlin Financial Intermediate II Limited	United Kingdom
Marlin Financial Intermediate Limited	United Kingdom
Marlin Intermediate Holdings plc	United Kingdom
Marlin Legal Services Limited	United Kingdom
Marlin Midway Limited	United Kingdom
Marlin Portfolio Holdings Limited	United Kingdom
Marlin Senior Holdings Limited	United Kingdom
Marlin Unrestricted Holdings Limited	United Kingdom
MCE Portfolio Limited	United Kingdom
MDB Collection Services Limited	United Kingdom
MCM Midland Management Costa Rica, S.r.L	Costa Rica
ME III Limited	United Kingdom
ME IV Limited	United Kingdom
Mercantile Data Bureau	United Kingdom
MFS Portfolio Limited	United Kingdom
Midland Credit Management (Mauritius) Ltd.	Mauritius
Midland Credit Management India Private Limited	India
Midland Credit Management Puerto Rico, LLC	Puerto Rico
Midland Credit Management UK Limited	United Kingdom
Midland Credit Management, Inc.	Kansas
Midland Funding LLC	Delaware
Midland Funding NCC-2 Corporation	Delaware
Midland India LLC	Minnesota
Midland International LLC	Delaware
Midland Portfolio Services, Inc.	Delaware
Morley Limited	United Kingdom
Mortimer Clarke Solicitors Limited	United Kingdom
MRC Receivables Corporation	Delaware
NFS Nominees No 2 Pty Limited	Australia
NFS Nominees Pty Limited	Australia
Nomad Acceptance Pty Limited	Australia
Nomad Financial Services Pty Limited	Australia

Name	Jurisdiction of Incorporation or Formation
PA FC Refinancia-Fenalco Bogotá	Colombia
PFS Finance Holdings, LLC	Delaware
PFS Financial 1, LLC	Delaware
PFS Financial 2, LLC	Delaware
PFS National Tax Lien Trust 2015-1	Delaware
PFS Tax Lien Trust 2014-1	Delaware
PFS Tax Lien Trust 2015-1	Delaware
PMG Collect Pty Limited	Australia
PMG Securities PTY Limited	Australia
Portfolio Management Group Pty Limited	Australia
Propel Acquisition LLC	Delaware
Propel Financial 1, LLC	Delaware
Propel Financial Services, LLC	Texas
Propel Funding Holdings 1, LLC	Delaware
Propel Funding LLC	Delaware
Propel Funding Multistate, LLC	Delaware
Propel Funding National 1, LLC	Delaware
Propel Funding Nevada, LLC	Delaware
Propel Funding Ohio LLC	Delaware
Propel Funding REL, LLC	Delaware
Propel Funding Texas 2, LLC	Delaware
Propela Capital, S.A. de C.V., SOFOM. E.N.R.	Mexico
Referencia Perú S.A.C.	Perú
Referencia S.A.S	Colombia
Refinancia Perú S.A.	Perú
Refinancia S.A.	Colombia
RF Encore Perú S.r.L	Republic of Peru
RF Encore S.a.S	Republic of Colombia
RioProp Holdings, LLC	Texas
RNPL Advisory Corp	Virgin Islands
Snowcap Financial LLC	Delaware
Trans-Tasman Collections Investments PTY Limited	Australia
Virginia Credit & Finance, Inc.	Virginia